EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND
EATON VANCE TAX-MANAGED GLOBAL DIVIDEND INCOME FUND

EATON VANCE TAX-MANAGED GLOBAL SMALL-CAP FUND

EATON VANCE TAX-MANAGED MULTI-CAP GROWTH FUND

EATON VANCE TAX-MANAGED SMALL-CAP FUND

EATON VANCE TAX-MANAGED VALUE FUND
Supplement to Statement of Additional Information dated March 1, 2017

1.    Aaron S. Dunn replaces John D. Crowley as a portfolio manager of the Eaton Vance Tax-Managed Value Fund.

2.    The following is added to the first table under “Portfolio Managers.” in “Investment Advisory and Administrative Services”:

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Aaron S. Dunn (1)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
(1) As of October 31, 2017. Mr. Dunn became a portfolio manager effective December 8, 2017.

3. The following is added to the second table under “Portfolio Managers.” in “Investment Advisory and Administrative Services”:

Fund Name and Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in the Eaton Vance Family of Funds
Tax-Managed Value Fund
Aaron S. Dunn	None*	$100,001 - $500,000*

*As of October 31, 2017.

December 8, 2017